UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MBIA CAPITAL/CLAYMORE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND
2455 Corporate West Drive,
Lisle, Illinois 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
November 13, 2006

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on Tuesday, December 12, 2006 at 11:00 a.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

1.  The election of two Trustees of the Fund to hold office for a term of three years and the election of one Trustee of the Fund to hold office until the 2007 annual meeting, and until their successors are duly elected and qualified (the "Proposal"); and

2.  Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The close of business on November 1, 2006 has been fixed by the Board of Trustees of the Fund as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of
Trustees of the Fund,

/s/ Melissa J. Nguyen

Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, AND DATE, SIGN AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Partnership Accounts
(1) ABC Partnership	Jane B. Smith, Partner
(2) Smith and Doe, Limited Partnership	Jane B. Smith, General Partner
Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

MBIA CAPITAL/CLAYMORE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND

2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2006

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Board of Trustees") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on Tuesday, December 12, 2006, at 11:00 a.m., Eastern Standard time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about November 16, 2006.

The close of business on November 1, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. On November 1, 2006, there were 7,935,591 shares of the Fund's common shares outstanding and 2,778 shares of the Fund's auction market preferred shares ("preferred shares") outstanding. These classes of stock are the only classes of stock currently authorized by the Fund.

In accordance with the Fund's Second Amended and Restated Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the common shares and preferred shares of the Fund entitled to vote at the Meeting. However, a quorum for the election of Ronald E. Toupin, Jr., as discussed below, is constituted by the presence in person or by proxy of the holders of record of a majority of the preferred shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund's Second Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees.

Broker non-votes (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the vote on the Proposal.

At the Meeting, the preferred shareholders of the Fund will have equal voting rights (i.e., one vote per share) with the Fund's common shareholders and, except as shown in the summary chart below, will vote together with common shareholders as a single class on all proposals to be brought before the Meeting. As summarized below, the preferred shareholders of the Fund, voting as a separate class, have the right to vote on the election of the Trustee designated to represent the preferred shares. Mr. Toupin is one of the two Trustees designated to represent the holders of the Fund's preferred shares. Common shareholders will not participate in the election of Mr. Toupin.

Summary of Voting Rights on the Proposal

PROPOSAL: ELECTION OF TRUSTEES

	Common Shareholders	Preferred Shareholders
Randall C. Barnes	X	X
Nicholas Dalmaso	X	X
Ronald E. Toupin, Jr.	N/A	X

Election of Messrs. Barnes and Dalmaso to the Board will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders (voting together as a single class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Toupin to the Board will require the affirmative vote of a majority of the votes of the preferred shareholders (voting as a separate class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

The principal executive offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. MBIA Capital Management Corp. ("MBIA-CMC"), whose principal business address is 113 King Street, Armonk, New York 10504, is the Fund's investment adviser. MBIA-CMC is an affiliate of MBIA Insurance Corporation, a leading financial guarantor in the municipal securities market. The Fund's administrator is Claymore Advisors, LLC ("Claymore"), whose principal business address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund's accounting agent is The Bank of New York, whose principal business address is 101 Barclay Street, New York, New York 10286.

THE PROPOSAL: ELECTION OF TRUSTEES

At the Meeting, preferred shareholders voting separately will be asked to elect one Class II Trustee to serve for a term of three years and common shareholders and preferred shareholders, voting together as a single class, will be asked to elect one Class II Trustee to serve for a term of three years and one Class III Trustee to serve until the 2007 annual meeting, and until their successors are duly elected and qualified. The terms of office of the Class II Trustees expire, if elected at this Meeting, at the annual meeting of shareholders to be held in 2009 and the term of office of the Class III Trustee expires, if elected at this Meeting, at the annual meeting of shareholders to be held in 2007, or thereafter in each case when their respective successors are duly elected. However, the term of office of a Class II or Class III Trustee shall also terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee. The nominees for Class II Trustees are Messrs. Dalmaso and Toupin and the nominee for Class III Trustee is Mr. Barnes.

At the Annual Meeting of Shareholders held on November 11, 2004, the Fund's shareholders elected the Board of Trustees to a staggered term in accordance with the Fund's Second Amended and Restated Agreement and Declaration of Trust. Accordingly, the term of office of only a single class of Trustees will expire in 2006. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

At the Meeting, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of the nominees named below. All of the Trustee nominees are currently members of the Fund's Board. Each nominee has indicated that he will serve if elected, but if any Trustee nominee should be unable to serve, the proxy will be voted for another person determined by the persons named in the proxy in accordance with their judgment.

Information Regarding Trustee Nominees

The following table provides information concerning the nominees for election as Trustees and the other Trustees of the Fund:

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
INTERESTED TRUSTEE NOMINEE

Nicholas Dalmaso(4), Year of Birth: 1965	Trustee Class II Chief Executive Officer and Chief Legal Officer	Since 2003 Since 2006	Senior Managing Director and General Counsel of Claymore and Claymore Securities, Inc. (asset manager) (2001-present). Formerly, Assistant General Counsel, John Nuveen & Company, Inc. (1999-2001). Formerly, Vice President and Associate General Counsel of Van Kampen Investments (1992-1999).	1	Trustee, Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Dreman/Claymore Dividend & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call Fund, Fiduciary/Claymore Dynamic Equity Fund, Fiduciary/Claymore MLP Opportunity Fund, Old Mutual/Claymore Long-Short Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, Claymore Trust, Claymore/Raymond James SB-1 Equity Fund; Claymore Exchange-Traded Fund Trust.

INDEPENDENT TRUSTEE NOMINEE(3)

Randall C. Barnes, Year of Birth: 1951	Trustee Class III	Since 2006	Formerly, Senior Vice President, Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	1	Trustee, Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Old Mutual/Claymore Long-Short Fund, Fiduciary/Claymore Dynamic Equity Fund, Fiduciary/Claymore MLP Opportunity Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call Fund, Claymore Trust, Claymore/Raymond James SB-1 Equity Fund, Claymore Exchange-Traded Fund Trust.

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Ronald E. Toupin, Jr. Year of Birth: 1958	Trustee Class II Chairman of the Board	Since 2003 Since November 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	1	Trustee, Old Mutual/Claymore Long-Short Fund, Fiduciary/Claymore Dynamic Equity Fund, Fiduciary/Claymore MLP Opportunity Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, Dreman/Claymore Dividend & Income Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call Fund, Claymore Trust, Claymore/Raymond James SB-1 Equity Fund, Claymore Exchange-Traded Fund Trust.

INDEPENDENT TRUSTEES(3)

Mark Jurish(5), Year of Birth: 1959	Trustee Class I	Since 2003	Founder and Chief Executive Officer of Larch Lane Advisors LLC. Prior to forming Larch Lane Advisors, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988.	1	None.

Ronald A. Nyberg, Year of Birth: 1953	Trustee Class I	Since 2003	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in Corporate Law, Estate Planning and Business Transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	1	Trustee, Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Fiduciary/Claymore Dynamic Equity Fund, Fiduciary/Claymore MLP Opportunity Fund, Old Mutual/Claymore Long- Short Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, Dreman/Claymore Dividend & Income Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, Claymore Trust, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call Fund, Claymore/Raymond James SB-1 Equity Fund, Claymore Exchange-Traded Fund Trust.

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
INTERESTED TRUSTEE

Clifford D. Corso(6), Year of Birth: 1961	President and Trustee Class III	Since 2003	President, MBIA Capital Management Corp. (CMC); Chief Investment Officer of MBIA Insurance Corp.; President Rivus Bond Fund.	1	None.

  (1)  The business address of each Trustee is c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532.

  (2)  The terms of the office of Class II Trustees expire in 2006 or when their respective successors are duly elected and qualified. However, the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the Trustee's death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

  (3)  "Independent Trustees" are those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Each Independent Trustee is also independent as that term is defined in the New York Stock Exchange ("NYSE") listing standards.

  (4)  Mr. Dalmaso is deemed an "interested person" by virtue of his position at Claymore. Mr. Dalmaso's positions with affiliated persons of the Fund are set forth in the table above.

  (5)  Mr. Jurish has indicated that he intends to resign as a Trustee effective December 31, 2006.

  (6)  Mr. Corso is deemed an "interested person" by virtue of his position at MBIA-CMC. Mr. Corso's positions with affiliated persons of the Fund are set forth in the table above.

Board Committees and Meetings

Board of Trustees and Meetings. The Board of Trustees is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including MBIA-CMC, Claymore, the custodian, the transfer agent and the servicing agent. As part of this process, the Trustees consult with the Fund's independent registered public accounting firm and with their independent legal counsel.

During the fiscal year ended July 31, 2006, the Board of Trustees met eight times. Other than Mr. Barnes, who was elected to the Board on March 13, 2006 and was eligible to attend only two meetings, each Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a written policy regarding attendance by Trustees at annual meetings of shareholders although Trustees are encouraged to attend annual meetings of shareholders.

The Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.

Audit Committee. The Fund's Audit Committee is currently composed of Messrs. Barnes, Jurish, Nyberg and Toupin, all of whom have been determined not to be "interested persons" of the Fund, MBIA-CMC or its affiliates, or Claymore or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards. Mr. Barnes serves as the Chairman of the Audit Committee. The Audit Committee is, among other things, responsible for: (i) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund's financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund's independent registered public accounting firm, (iii) selecting, overseeing and approving the compensation of the Fund's independent registered public accounting firm and (iv) discussing the Fund's annual audited financial statements and semi-annual financial statements with management and the independent registered public accounting firm. This Committee met four times during the fiscal year ended July 31, 2006. The Fund adopted an Audit Committee Charter at a meeting held on July 21, 2003, as amended at a meeting held on July 15, 2004, a copy of which was attached to the Proxy Statement for the Fund filed with the Securities and Exchange Commission ("SEC") on September 29, 2004 and is available on the Fund's website at WWW.MBIACLAYMORE.COM.

Nominating and Governance Committee. The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of the Fund and to oversee certain corporate governance matters of the Fund, is currently composed of Messrs. Barnes, Jurish, Nyberg and Toupin. Mr. Nyberg serves as the Chairman of the Nominating and Governance Committee. Only Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating and Governance Committee. The Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to the Fund's Secretary. The Nominating and Governance Committee met eight times during the Fund's fiscal year ended July 31, 2006. The Fund most recently adopted a Nominating and Governance Committee Charter at a meeting held on November 11, 2004, as amended at a meeting held on June 13, 2006, a copy of which is attached to this Proxy Statement as Appendix A.

The Nominating and Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While the Nominating and Governance Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating and Governance Committee Charter, in evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Nominating and Governance Committee may consider the following factors, among any others it may deem relevant:

•  whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•  whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•  whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•  whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•  the contribution the individual can make to the Board and the Fund, with consideration being given to the individual's educational background and business and professional experience;

•  the character and integrity of the individual;

•  the overall diversity of the Board's composition; and

•  the Nominating and Governance Committee may, but is not required to, retain a third-party search firm at the Fund's expense to assist in the identification of nominees who are not "interested persons" as defined in the 1940 Act ("Independent Trustee Nominees").

The nominees for election at the Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

Equity Ownership

The following table provides information concerning the dollar range of equity securities owned beneficially by each Trustee as of July 31, 2006:

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee/Nominee in the Family of Investment Companies
Trustee Nominees
Randall C. Barnes	none	none
Nicholas Dalmaso	none	none
Ronald E. Toupin, Jr.	none	none
Independent Trustees
Mark Jurish	$50,001-$100,000	$50,001-$100,000
Ronald A. Nyberg	$1-$10,000	$1-$10,000

(table continued from previous page)

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee/Nominee in the Family of Investment Companies
Interested Trustee
Clifford D. Corso	none	none

As of November 1, 2006, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. As of November 1, 2006, none of the Independent Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in MBIA Inc., MBIA-CMC or any person directly or indirectly controlling, controlled by or under common control with MBIA Inc. or MBIA-CMC or Claymore or any person directly or indirectly controlling, controlled by or under common control with Claymore.

As of November 1, 2006, to the knowledge of management, no person owned of record, or owned beneficially, more than 5% of the Fund's common shares or preferred shares at that date (except as noted in the table below), except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record the percentages of the outstanding common shares and preferred shares of the Fund noted in the table below.

Class	Percent	Name	Address
Common	94.58%	Cede & Co.
	5.04%(1)	Karpus Management, Inc., d/b/a Karpus Investment Management	183 Sully's Trail Pittsford, NY 14534
Preferred	100%	Cede & Co.

  (1)  Based upon information obtained from an amended Schedule 13D filed with the Securities and Exchange Commission on October 10, 2006.

Compensation

MBIA-CMC pays all compensation of officers and employees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries. Claymore pays all compensation of officers and employees of the Fund who are affiliated persons of Claymore.

The Fund pays each Independent Trustee a combined fee of $1,250 per quarter for services on the Board and on the committees. Additionally, the Fund pays each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting (half of these amounts if the meetings are held telephonically). The Chairman of the Board, so long as he is an Independent Trustee, receives an additional $2,000 per year for his service, and the Chairman of each of the Audit Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his service. The Fund reimburses each Independent Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings.

The Fund does not provide any pension or retirement benefits to the Trustees or its officers.

The following table sets forth the compensation paid by the Fund to the Independent Trustees during the fiscal year ended July 31, 2006 and the aggregate compensation paid to them from all registered funds in the Fund Complex (as defined below) for the calendar year ended December 31, 2005.

Name of Trustee	Position with Fund	Aggregate Compensation from Fund(1)	Aggregate Compensation from Fund and Fund Complex(2)
Independent Trustee Nominees
Randall C. Barnes	Trustee	$4,375	$0
Ronald E. Toupin, Jr.	Trustee	$20,000	$17,250
Interested Trustee Nominee
Nicholas Dalmaso	Trustee	$0	$0
Independent Trustee
Mark Jurish	Trustee	$18,000	$15,500
Ronald A. Nyberg	Trustee	$19,500	$16,625

(table continued from previous page)

Name of Trustee	Position with Fund	Aggregate Compensation from Fund(1)	Aggregate Compensation from Fund and Fund Complex(2)
Interested Trustee
Clifford D. Corso	Trustee	$0	$0

  (1)  Effective August 1, 2006, the Fund will pay each Independent Trustee a combined retainer fee and meeting fee of $2,250 per quarter. This fee represents a decrease of $750 from the previous fee. The compensation shown in this table reflects the amount of the previous higher fee.

  (2)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of a Fund Complex.

Required Vote

Election of Messrs. Barnes and Dalmaso to the Board of Trustees of the Fund will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders (voting together as a single class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Toupin to the Board of Trustees will require the affirmative vote of a majority of the votes of the preferred shareholders (voting as a separate class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

The Trustees, including the Trustees who are not "Interested Persons," unanimously recommend that the Shareholders vote "For" the Nominees for Trustee.

ADDITIONAL INFORMATION

Report of the Audit Committee

After the meeting of the Audit Committee on September 19, 2006, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with Ernst & Young LLP ("E&Y"), the independent registered public accounting firm to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from E&Y that it is independent along with written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed the independent registered public accounting firm's independence with E&Y.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended July 31, 2006. Additionally, the Audit Committee recommended that Ernst & Young LLP be appointed as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2007.

Submitted by the Audit Committee
of the Fund's Board of Trustees

Randall C. Barnes, Chairperson
Mark Jurish
Ronald A. Nyberg
Ronald E. Toupin, Jr.

Executive Officers of the Fund

Certain biographical and other information relating to the officers (other than Messrs. Corso and Dalmaso whose biographical information is given above) of the Fund is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.

Name, Address(1) and Age	Title	Term of Office(2) and Year First Appointed	Principal Occupation During the Past Five Years
Steven M. Hill Year of Birth: 1964	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2006	Senior Managing Director and Chief Financial Officer (2005-present), Managing Director (2003-2005) of Claymore Advisors, LLC and Claymore Securities, Inc.; Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of Birth: 1957	Chief Compliance Officer	Since 2006	Vice President-Fund Compliance Officer of Claymore Securities, Inc. (Feb. 2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Melissa J. Nguyen Year of Birth: 1978	Secretary	Since 2006	Vice President of Claymore Securities, Inc. (2005-present). Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Leonard I. Chubinsky Year of Birth: 1948	Assistant Vice President and Assistant Secretary	Since 2006	General Counsel and Secretary, MBIA-CMC.

James Howley Year of Birth: 1972	Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

  (1)  The business address of each officer is c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532.

  (2)  Elected by and serves at the pleasure of the Board of Trustees of the Fund or until their successors have been duly elected and qualified.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("E&Y") served as the Fund's independent registered public accounting firm for the most recent fiscal year. PricewaterhouseCoopers LLP ("PwC") served as the Fund's independent registered public accounting firm for the fiscal year ended July 31, 2005.

On September 27, 2005, the Fund's Audit Committee recommended that PwC be terminated as the Fund's independent registered public accounting firm effective on the completion of services related to the audit of the July 31, 2005 financial statements and the Board concurred. On the same date, the Fund's Audit Committee approved the engagement of E&Y as the Fund's new independent registered public accounting firm for the fiscal year ending July 31, 2006. E&Y is located at Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606.

The report of PwC on the Fund's financial statements for the fiscal year ended July 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with PwC during the Fund's fiscal year ended July 31, 2005 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the financial statements for such year.

The report of E&Y on the Fund's financial statements for the fiscal year ended July 31, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during the Fund's fiscal year ended July 31, 2006 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such year.

A representative of E&Y, if requested by any shareholder, will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.

Audit Fees

Audit Fees are fees related to the annual audit of the Fund's financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund. For the fiscal year ended July 31, 2005, PwC billed $65,000 to the Fund, including out-of-pocket expenses. For the fiscal year ended July 31, 2006, E&Y billed $33,000 to the Fund, including out-of-pocket expenses.

Audit-Related Fees

Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by PwC to the Fund for the fiscal year ended July 31, 2005 were $15,000. Audit-Related Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2006 were $8,000. Neither PwC nor E&Y billed any Audit-Related Fees to the Service Affiliates (as defined below) for audit-related services related directly to the operations and financial reporting of the Fund for the Fund's fiscal year ended July 31, 2005 or for the fiscal year ended July 31, 2006, respectively.

Tax Fees

Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. Tax Fees billed by PwC to the Fund for the fiscal year ended July 31, 2005 were $8,500. Tax Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2006 were $8,000. Neither PwC nor E&Y billed any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Fund for the Fund's fiscal year ended July 31, 2005 or July 31, 2006, respectively.

All Other Fees

All Other Fees are fees related to products and services other than those services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees". There were no All Other Fees billed by PwC or E&Y to the Fund or the Service Affiliates for the fiscal year ended July 31, 2005 or for the fiscal year ended July 31, 2006, respectively.

Aggregate Non-Audit Fees

The Aggregate Non-Audit Fees billed by PwC for services rendered to the Fund for the fiscal year ended July 31, 2005 were $23,500, consisting of $15,000 Audit-Related Fees and $8,500 Tax Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2006 were $16,000, consisting of $8,000 Audit-Related Fees and $8,000 Tax Fees. No Non-Audit Fees were billed by PwC or E&Y for services rendered to the Service Affiliates for the fiscal year ended July 31, 2005 or for the fiscal year ended July 31, 2006, respectively.

The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to MBIA-CMC or any entity controlling, controlled by, or under common control with MBIA-CMC (MBIA-CMC and such other entities, together, the "Service Affiliates") if such services related directly to the operations and financial reporting of the Fund.

None of the services described above, provided in the fiscal year ended July 31, 2005 or the fiscal year ended July 31, 2006, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC and E&Y to the Adviser and Services Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining PwC's and E&Y's independence, respectively. All services provided by PwC and E&Y to the Fund, MBIA-CMC or Service Affiliates that were required to be pre-approved were pre-approved as required.

Section 16(a) Beneficial Ownership Reporting Compliance

Each Trustee and certain officers of the Fund, MBIA-CMC, certain affiliated persons of MBIA-CMC and persons who own beneficially more than 10% of any class of outstanding equity securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund's Trustees and relevant officers, MBIA-CMC and relevant affiliated persons of MBIA-CMC have complied with all applicable filing requirements during the fiscal year ended July 31, 2006, with the exception of a Form 4 submission relating to a transaction in the Fund's shares by Mark Jurish which inadvertently was not filed in a timely manner.

Proposals to be Submitted by Shareholders and Other Shareholder Communications

All proposals by shareholders of the Fund that are intended to be presented at the Fund's next annual meeting of shareholders to be held in 2007 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 17, 2007. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Fund no later than September 18, 2007. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Other Information

The Fund's Annual Report containing financial statements for the fiscal year ended July 31, 2006 and the Fund's subsequent Semi-Annual Report, if any, may be obtained free of charge by writing to the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, or by calling toll-free 1-800-345-7999.

Expenses of Proxy Solicitation

The Fund will bear all costs in connection with the solicitation of proxies for the Meeting. Certain officers of the Fund and certain officers and employees of MBIA-CMC or its affiliates (none of whom will receive additional compensation therefore) or Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

As of the date of this Proxy Statement, the Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Delivery of Documents to Shareholders Sharing An Address

In some instances, the Fund may deliver to multiple shareholders sharing a common address only one copy of this Proxy Statement or the Annual Report. If requested by phone or in writing, the Fund will promptly provide a separate copy of the Proxy Statement or the Annual Report, as applicable, to a shareholder sharing an address with another shareholder. Requests by phone should be directed to the Fund's Servicing Agent, Claymore Securities, at 1-800-345-7999, and requests in writing should be sent to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to Claymore Securities at the address above.

November 13, 2006

APPENDIX A

MBIA CAPITAL/CLAYMORE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND

Nominating and Governance Committee Charter

Organization and Governance

The Nominating and Governance Committee (the "Committee") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") shall be comprised solely of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and who are "independent" as such term is defined in the New York Stock Exchange listing standards (the "Independent Trustees").

The Committee shall be comprised of as many Independent Trustees as the Board of Trustees of the Fund (the "Board") shall determine, but in any event not fewer than three (3) members, each of whom shall serve for a term of one year which shall be extendable at the sole discretion of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. The Board shall nominate the members of the Committee and shall designate the chairman and co-chairman of the Committee. The chairman or, in his absence, the co-chairman, shall preside at each meeting of the Committee.

Statement of Purposes and Responsibilities

The Committee shall select and nominate persons for election as Trustees of the Fund. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become Trustees of the Fund in the event that a position is vacated or created; (ii) to select, or to recommend that the Board select, the Trustee nominees for each annual meeting of the shareholders; (iii) to set any necessary standards or qualifications for service as a Trustee of the Fund; (iv) to develop and recommend to the Board the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and to oversee compliance therewith; (v) to make recommendations concerning the continuing education of the Trustees on legal and other matters relating to their activities as Trustees; (vi) to develop and recommend to the Board procedures governing Trustee self-assessment; (vii) to develop and recommend to the Board a schedule of Trustee compensation; (viii) to undertake such matters from time to time relating to Board nominations or governance of the Fund as the Committee shall deem appropriate; and (ix) to oversee the contract review process, including the review of the Fund's investment advisory agreements and contracts with other affiliated service providers.

Identification and Evaluation of Potential Nominees

The Committee may take into account a wide variety of factors in considering Trustee nominees. In identifying and evaluating an individual as a potential nominee to serve as a Trustee, or in evaluating whether to remove an incumbent Trustee, the Committee shall consider among other factors it may deem relevant:

•  whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund;

•  whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•  whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•  whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•  the contribution the individual can make to the Board and the Fund, with consideration being given to the individual's educational background and business and professional experience;

•  the character and integrity of the individual;

•  the overall diversity of the Board's composition; and

•  the Committee may, but is not required to, retain a third-party search firm at the Fund's expense to assist in the identification of Independent Trustee nominees.

A-1

Consideration of Nominees Recommended by Shareholders

While the Committee is solely responsible for the selection and nomination of the Fund's Trustees, the Committee shall accept nominations for the office of Trustee made by Fund shareholders on the same basis as it considers and evaluates nominees recommended by other sources. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

Nomination of Trustees

After a determination by the Committee that an individual should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Governance Matters

The Committee shall develop and recommend to the Board the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and oversee compliance therewith. At least annually, the Committee shall review and reassess the adequacy of the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and recommend any proposed changes to the Board.

The Committee shall also review and consider any request for waivers of the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and shall make a recommendation to the Board with respect to such request. The Committee shall review and report to the Board regarding any actual or potential conflicts of interest involving any Trustee and shall determine whether such Trustee may vote on any issue as to which there may be a conflict. In addition, the Committee shall review all related-party transactions and determine whether such transactions are appropriate for the Fund to undertake.

Quorum

A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at any meeting at which there is quorum present shall be the act of the Committee.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's bylaws.

Members of the Committee shall receive at least three (3) days' prior written notice of any meeting of the Committee.

Funding

The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

Adopted: March 2004, as amended November 2004 and June 2006

A-2

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Solicited by the Board of Trustees
MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders
December 12, 2006

COMMON

The undersigned holder of common shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) hereby appoints Nicholas Dalmaso, Melissa Nguyen and Steven M. Hill, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all common shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 on Tuesday, December 12, 2006 at 11:00 a.m., Eastern Standard time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEE.
Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE.

Date: , 2006

Signature(s) (if jointly held)                                   (Sign in the Box)

Please sign this proxy as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

cmbia-jh-cmn

Please fill in a box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

		FOR	WITHHELD
		ALL	FROM ALL
		NOMINEES	NOMINEES
1.	Election of Trustees. Nominees
CLASS II, to serve until the 2009 Annual Meeting of Shareholders:
	(01) Nicholas Dalmaso	☐	☐

CLASS III, to serve until the 2007 Annual Meeting of Shareholders:
(02) Randall C. Barnes

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the number of the nominee(s) on the line below.)

		FOR	AGAINST	ABSTAIN

2.	Any other business that may properly come before the meeting.	☐		☐

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

cmbia-jh-cmn

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Solicited by the Board of Trustees
MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders
December 12, 2006

PREFERRED

The undersigned holder of preferred shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) hereby appoints Nicholas Dalmaso, Melissa Nguyen and Steven M. Hill, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 on Tuesday, December 12, 2006 at 11:00 a.m., Eastern Standard time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES.
Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE.

Date: , 2006

Signature(s) (if jointly held)                                   (Sign in the Box)

Please sign this proxy as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

cmbia-jh-aps

Please fill in a box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

		FOR	WITHHELD
		ALL	FROM ALL
		NOMINEES	NOMINEES
1.	Election of Trustees. Nominees
CLASS II, to serve until the 2009 Annual Meeting of Shareholders:
	(01) Nicholas Dalmaso (02) Ronald E. Toupin, Jr.	☐	☐

CLASS III, to serve until the 2007 Annual Meeting of Shareholders:
(03) Randall C. Barnes

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the number of the nominee(s) on the line below.)

		FOR	AGAINST	ABSTAIN

2.	Any other business that may properly come before the meeting.	☐		☐

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

cmbia-jh-aps